SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2008

AMERICAN LAND LEASE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 726-8868

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The press release and supplemental operating and financial data of American Land Lease, Inc., dated August 6, 2008 attached hereto as Exhibit 99.1 is furnished herewith.   This press release and supplemental operating and financial data shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

American Land Lease will hold its’ second quarter earnings conference call on August 6, 2008 at 1:30 p.m. Eastern Daylight Time to discuss second quarter 2008 results.  Participation in the conference call can be accessed by dialing, toll-free, (800) 374-5458 approximately five minutes before the conference call is scheduled to begin or may also be accessed by replay by dialing (800) 642-1687 and requesting information from conference ID 58452508.  The replay will be available for playback from 5:30 p.m. eastern daylight time, August 6, 2008 until midnight on August 13, 2008.  Please note that the full text of the release and supplemental schedules are available through American Land Lease’s website at www.americanlandlease.com.  The information contained on American Land Lease’s website is not incorporated by reference herein.

Item 7.01     Regulation FD Disclosure.

The information provided in Item 2.02 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

The following exhibit is furnished with this report:

EXHIBIT NO.	DESCRIPTION

99.1	Second Quarter 2008 Earnings Press Release and Supplemental Financial Data American Land Lease dated August 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

		By:	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date:	August 6, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Second Quarter 2008 Earnings Press Release and Supplemental Financial Data American Land Lease dated August 6, 2008.